UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2009

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-9824 (Commission File Number)	52-2080478 (I.R.S. Employer Identification No.)

2100 Q Street
Sacramento, CA 95816
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 4, 2009, The McClatchy Company (the “Company”) was notified (the “Notice”) by the New York Stock Exchange (“NYSE”) that it is not in compliance with the NYSE’s continued listing standards.  The NYSE’s Notice indicated that as of February 2, 2009, the Company’s thirty (30) trading-day average closing share price for its Class A Common Stock was $.98, which was below the NYSE’s quantitative listing standard requiring NYSE listed companies to have an average closing price of any listed security not below $1.00 per share for any consecutive thirty (30) trading-day period (the “Share Price Deficiency”).  Under the applicable rules and regulations of the NYSE, the Company has ten (10) business days from the receipt of the Notice, or until February 19, 2009, to notify the NYSE of its intent to cure this deficiency.

Under applicable rules and regulations of the NYSE regarding the Share Price Deficiency, the Company has six (6) months from the date of the Notice to cure the Share Price Deficiency.  If the Company is not compliant by that date, its Class A Common Stock will be subject to suspension and delisting by the NYSE.

The Company is currently exploring alternatives for curing the Share Price Deficiency and restoring compliance with the continued listing standards and intends to notify the NYSE within the required ten (10) business day period that it intends to cure the deficiency.  The Company’s Class A Common Stock remains listed on the NYSE under the symbol “MNI,” but will be assigned a “.BC” indicator by the NYSE so as to signify that the Company is not currently in compliance with the NYSE’s continued quantitative listing standards.  Although the Company intends to cure this deficiency and return to compliance with the NYSE continued listing requirements, there can be no assurance that it will be able to do so.

Safe Harbor Statement

This report contains forward-looking statements within the meaning of the Private Securities Reform Act of 1995. All forward-looking statements are based on management’s current expectations and beliefs and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward-looking statements.  There are a number of important risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: but not limited to, the Company’s ability to achieve and maintain a share price and average price above $1.00 per share of its Class A Common Stock at the expiration of the six-month cure period; commencement by the NYSE of suspension and delisting procedures for failure to implement successfully a plan to correct non-compliance with the NYSE listing standards; even if such minimum price is achieved and maintained, the Company’s ability to continue to satisfy the NYSE’s other qualitative and quantitative listing standards for continued listing; and the NYSE’s right to take more immediate listing action in the event that the stock trades at levels that are viewed as “abnormally low” on a sustained basis or based on other qualitative factors.  Accordingly, you should not place undue reliance on any forward-looking statements contained in this report.  Such forward-looking statements speak only as of the date of this report and the Company undertakes no obligation to revise or update any forward-looking statements

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

February 6, 2009	The McClatchy Company
	By:	/s/ Patrick J. Talamantes
Patrick J. Talamantes Vice President and Chief Financial Officer